UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2004

                              Quotesmith.com, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-26781                 36-3299423
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

8205 South Cass Avenue, Darren, Illinois                            60561
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  630-515-0170
                                                    ------------

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                ITEM 5 OTHER EVENTS AND REGULATION FD DISCLOSURE

      On  May  7,  2004,  the   registrant   announced  the  completion  of  the
previously-announced acquisition of Life Quotes, Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   QUOTESMITH.COM, INC.

DATED: May 7, 2004                             By: /s/ Phillip A. Perillo
                                                   ---------------------------
                                                       Phillip A. Perillo
                                                       Senior Vice President and
                                                       Chief Financial Officer


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